Discontinued Operation (Major Classes of Assets and Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011 Liacom and BridgeQuest [Member]	Dec. 31, 2012 BridgeQuest [Member]
Assets:
Cash and cash equivalents	$ 576	$ 9
Account receivable	5,001	535
Long term assets	499	247
Total Assets	6,076	791
Liabilities:
Account payables	1,907	467
Long term liabilities	(141)
Total Liabilities	1,766	467
Net Assets	$ 4,310	$ 324